As filed with the Securities and Exchange Commission on April 17, 2000
                                                      Registration No. 333-81263
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                         POST-EFFECTIVE AMENDMENT NO. 3
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933

                         ------------------------------

                               KOMAG, INCORPORATED
             (Exact name of Registrant as specified in its charter)

                         ------------------------------

          DELAWARE                                         94-2914864
  (State of incorporation)                              (I.R.S. Employer
                                                     Identification Number)

                             1710 Automation Parkway
                           San Jose, California 95131
                                 (408) 576-2000
    (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                         ------------------------------

                                  THIAN HOO TAN
                      President and Chief Executive Officer
                               Komag, Incorporated
                             1710 Automation Parkway
                           San Jose, California 95131
                                 (408) 576-2000
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                         ------------------------------

                                   Copies to:
                                 Alan K. Austin
                                 Kathleen Bloch
                                   David King
                        Wilson Sonsini Goodrich & Rosati
                            Professional Corporation
                               650 Page Mill Road
                               Palo Alto, CA 94304
                                 (650) 493-9300

                         ------------------------------

     Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box.
[ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                         ------------------------------

                                EXPLANATORY NOTE

                         ------------------------------

     This Post-Effective Amendment No.3 (the "Amendment") to the Registration Statement on Form S-3 (File No. 333-81263) of Komag, Incorporated (the
"Registration Statement") is being filed pursuant to Rule 462(d) under the Securities Act of 1933, as amended, for the sole purpose of amending certain exhibits previously filed with the Registration Statement and/or filing additional exhibits and accordingly, shall become effective immediately upon filing with the Securities and Exchange Commission (the "Commission"). After giving effect to this Amendment, the Registration Statement consists of the Registration Statement as filed with the Commission at the time it became effective on December 22, 1999, as supplemented by this Amendment.

================================================================================

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16.  EXHIBITS.

See Exhibit Index.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on April 14, 2000.

                                   KOMAG, INCORPORATED

                                   By: /s/ Thian Hoo Tan
                                      ------------------------------------------
                                        Thian Hoo Tan
                                        President and Chief Executive Officer



         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                Signature                                            Title                                Date
-----------------------------------------   ----------------------------------------------------    -----------------
                                            President, Chief Executive Officer and Director          April 14, 2000
By: /s/ Thian Hoo Tan                       (Principal Executive Officer)
    --------------------------------------
     Thian Hoo Tan

                                            Vice President, Chief Financial Officer and              April 14, 2000
By: /s/ Edward H. Siegler                   Secretary (Principal Financial Officer)
    --------------------------------------
     Edward H. Siegler

                                            Vice President, Corporate Controller (Principal          April 14, 2000
By: /s/ Kathleen A. Bayless                 Accounting Officer)
    --------------------------------------
     Kathleen A. Bayless


By:           *                             Director                                                 April 14, 2000
    --------------------------------------
     Chris A. Eyre


By:           *                             Director                                                 April 14, 2000
    --------------------------------------
     Irwin Federman


By:           *                             Director                                                 April 14, 2000
    --------------------------------------
     George A. Neil


By:           *                             Director                                                 April 14, 2000
    --------------------------------------
     Michael R. Splinter


By:           *                             Director                                                 April 14, 2000
    ------------------------------------
     Anthony Sun


                                                                 II-2




By:           *                             Director                                                 April 14, 2000
   --------------------------------------
     Masayoshi Takebayashi



*By: /s/ Thian Hoo Tan
    -------------------------------------
     Thian Hoo Tan
     Attorney-in-fact

                                INDEX TO EXHIBITS

 Exhibit Number                 Description of Document
----------------  --------------------------------------------------------------

       5.1        Opinion of Wilson Sonsini Goodrich & Rosati, P.C.

      23.1        Consent of Ernst & Young LLP, Independent Auditors

      23.2        Consent of Chuo Audit Corporation, Independent Accountants

      23.3        Consent of Counsel (included in Exhibit 5.1)

      24.1        Power of Attorney*

--------------
      * Previously filed.






                                      II-4